John Hancock Variable Insurance Trust
Supplement dated January 1, 2018
to the Prospectus dated May 1, 2017

International Value Trust (the “fund”)

The following replaces the portfolio manager information under the heading “Portfolio management”:

Tucker Scott, CFA Lead Portfolio Manager, Executive Vice President Managed fund since 1999	Christopher Peel, CFA Senior Vice President, Research Analyst and Portfolio Manager for the Templeton Global Equity Group (TGEG) Managed fund since 2018	Peter Nori, CFA Executive Vice President; Portfolio Manager Managed fund since 2006

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Templeton Investment Counsel, LLC (“Templeton”)” is amended to include Christopher Peel, CFA as a Portfolio Manager of the fund and to remove Cindy Sweeting as a Portfolio Manager of the fund.

Christopher Peel, CFA. Senior Vice President, Portfolio Manager, Research Analyst, Templeton Global Equity Group (TGEG), Fort Lauderdale, Florida, United States. He joined Templeton in 2007.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust
Supplement dated January 1, 2018
to the Statement of Additional Information dated May 1, 2017

TEMPLETON INVESTMENT COUNSEL, LLC

The section under, “APPENDIX I - PORTFOLIO MANAGER INFORMATION - TEMPLETON INVESTMENT COUNSEL, LLC is amended and restated as follows for the portfolio managers of International Value Trust (the “Fund”):

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Peter Nori, CFA, Tucker Scott, CFA, and Christopher Peel, CFA are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies and series thereof; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund.

The following table reflects information as of November 30, 2017:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Peter Nori, CFA	11	$12,634.40	4	$1,780.60	22	$6,202.50
Tucker Scott, CFA	9	$31,060.50	4	$10,291.90	3	$225.40
Christopher Peel, CFA	4	$27,508.40	NONE	NONE	NONE	NONE

Other Accounts Managed – Of the totals listed above, those for which the advisory fee is based on performance:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Peter Nori, CFA	NONE	NONE	NONE	NONE	NONE	NONE
Tucker Scott, CFA	NONE	NONE	NONE	NONE	NONE	NONE
Christopher Peel, CFA	NONE	NONE	NONE	NONE	NONE	NONE

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the Fund as of November 30, 2017.

POTENTIAL CONFLICTS OF INTEREST

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

●
Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

●
Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

●	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

●	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.